                                  EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this registration statement on Form S-3 of our report dated February 1, 1994, on our audits of the financial statements of Scios Nova Inc. as of December 31, 1994 and 1993, and for the years ended December 31, 1994, 1993, and 1992.

                                                  /s/ Coopers & Lybrand L.L.P.
                                                  ----------------------------
                                                      COOPERS & LYBRAND L.L.P.

San Jose, California
March 27, 1995